Exhibit 32


                   CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Tix Corporation (formerly Cinema Ride, Inc.) (the "Company") with the Securities and Exchange Commission of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Report"), the undersigned does hereby certify that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  April 14, 2005                   By: /s/ MITCHELL J. FRANCIS
                                            ------------------------
                                            Mitchell J.Francis
                                            Chief Executive Officer and
                                            Chief Financial Officer